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EXHIBIT 10.48
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                 SEVENTH AMENDMENT TO THE RES-PBGC MEMORANDUM OF
                               UNDERSTANDING DATED
NOVEMBER 2, 1998

         THIS SEVENTH AMENDMENT to the RES-PBGC Memorandum of Understanding by and between the Pension Benefit Guaranty Corporation and RES Holding Corporation, is made and entered into as of the 28 th day of June, 2000, by and between the Pension Benefit Guaranty Corporation and Republic Technologies International, LLC.

                                   WITNESSETH
                                   ----------

WHEREAS, by last signature dated November 2, 1998, RES Holding Corporation ("RES") and the Pension Benefit Guaranty Corporation ("PBGC") entered into a Memorandum of Understanding ("MOU"); and

WHEREAS, all events under clauses (I) and (ii) of Section 1 of the MOU have occurred, including the Combination of RES and RESI under a common ultimate parent ("Ultimate Parent"), such Ultimate Parent being Republic Technologies International, LLC ("RTI"); and

WHEREAS, under the MOU, RTI must make certain "Required Contributions," including a payment of $7,500,000 on January 1, 2000, a payment of $7,500,000 on April 1, 2000; and a payment of $7,500,000 on July 1, 2000; and

WHEREAS, effective December 29, 1999, RTI and PBGC executed an Amendment of the MOU under which PBGC agreed to allow RTI to defer $5,500,000 of the January 1, 2000 payment until March 15, 2000, while timely making the $2,000,000 payment; and

WHEREAS, effective March 15, 2000, RTI and PBGC executed a Second Amendment of the MOU under which PBGC agreed to allow RTI to defer $5,500,000 of the January 1, 2000 payment until March 22, 2000; and

WHEREAS, effective March 22, 2000, RTI and PBGC executed a Third Amendment of the MOU under which PBGC agreed to allow RTI to defer $5,500,000 of the January 1, 2000 payment until March 29, 2000; and

WHEREAS, effective March 29, 2000, RTI and PBGC executed a Fourth Amendment of the MOU under which PBGC agreed to allow RTI to defer $5,500,000 of the January 1, 2000 payment until July 1, 2000; and

WHEREAS, effective March 31, 2000, RTI and PBGC executed a Fifth Amendment of the MOU under which PBGC agreed to allow RTI to defer $5,500,000 of the April 1, 2000 Required Contribution until April 12, 2000, while timely making the $2,000,000 payment; and



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WHEREAS, effective April 12, 2000, RTI and PBGC executed a Sixth Amendment of the MOU under which PBGC agreed to allow RTI to defer $5,500,000 of the April 1, 2000 Required Contribution until July 1, 2000;

NOW THEREFORE, RTI and PBGC agree to the following:

1. PBGC will permit RTI to continue to defer $5,500,000 of the January 1, 2000 Required Contribution and $5,500,000 of the April 1, 2000 Required Contribution until July 14, 2000;

2. Of the $7,500,000 Required Contribution payable no later than July 1, 2000, PBGC will allow RTI to pay $2,000,000 and defer the remaining $5,500,000 until July 14, 2000;

3. The parties agree that as a result of this amendment, the Required Contribution that RTI must make by July 14, 2000 is $16,500,000. This amount is comprised of the three $5,500,000 Required Contributions deferred from January 1, April 1, and July 1, 2000.

4.       Subsections (b) and (c)  of section 3 of the MOU are further amended --

         (a) in the current row labeled "no later than 7/1/00" the number in the corresponding "Amount ($mill)" column in each table shall be "2.0".

         (b) to add a new row to each table after the current row labeled "no later than 7/1/00," with the words "no later than 7/14/00" in the contribution "Date" column, and "16.5" under the "Amount ($mill)" column.

5. Except as the MOU is modified by this Seventh Amendment and the prior six Amendments, the MOU remains unchanged and in full force and effect, and the parties ratify and affirm the MOU as herein modified.













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IN WITNESS WHEREOF, the parties have signed and agreed as of the date first written above.


                               PENSION BENEFIT GUARANTY CORPORATION




DATE: June 28, 2000            BY:/s/ Andrea E. Schneider
      -------------               --------------------------------------
                                  ANDREA E. SCHNEIDER, CHIEF NEGOTIATOR AND
                                  DIRECTOR CORPORATE FINANCE AND NEGOTIATIONS
                                  DEPARTMENT




                             REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC




Date: June 28, 2000          By:  /s/ Joseph F. Lapinsky
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